Transamerica Multi-Managed Balanced
Summary Prospectus March 1, 2024

Class I2 Ticker Symbol: None
Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamerica.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information dated March 1, 2024, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2023, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.06%
Total annual fund operating expenses	0.66%
1
Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$67	$211	$368	$822
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 33% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500® Index. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index. The equity sub-adviser may, but is not required to, use index futures to equitize cash in order to gain general equity market exposure.
As part of its investment process, the equity sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the fund invests. The equity sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the fund for reasons other than material ESG factors while the fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the fixed-income sub-adviser. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. The fixed-income sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser).
In managing the fund’s fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the fund. The fixed-income sub-adviser’s research analysts also generally integrate ESG matters within their analytical process for investment grade debt securities, investment grade corporate debt securities, private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper), foreign issuers (including emerging markets debt securities) denominated in U.S. dollars or foreign currency and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The fixed-income sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, dollars rolls, repurchase agreements, derivatives, asset-backed commercial paper, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the fixed-income sub-adviser’s investment process. The fixed-income sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The fixed-income sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the

U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment in the fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
Asset Class Allocation – The fund’s investment performance is significantly impacted by the fund’s asset class allocation and reallocation from time to time. The value of your investment may decrease if the Investment Manager's judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Large Capitalization Companies – The fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the fund’s assets can decline as can the value of the fund’s distributions.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the fund has more contractual exposure to a counterparty.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the fund to certain operational and legal risks. The fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the fund’s performance and its ability to implement its investment strategies and may increase costs related to the fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Cybersecurity – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or shareholder data (including private shareholder information), or proprietary information, cause the fund or its service providers (including, but not limited to, the fund’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable capital gains to shareholders if such sales of investments result in capital gains. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations.
LIBOR Transition – The fund's investments, payment obligations, and financing terms may be based on floating rates. Until recently, a commonly used reference rate for floating rate securities was the London Interbank Offered Rate, or “LIBOR.” In 2017, the U.K. Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of the remaining U.S. dollar LIBOR settings on a representative basis as of June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, although other benchmark replacements may be used in certain transactions. The impact of the transition from LIBOR on the fund's transactions and the financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that have relied on LIBOR and may adversely affect the fund's performance.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. A company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the market prices of preferred stocks are typically more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. The market value of preferred stocks generally decreases when interest rates rise.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the fund.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the fund. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the fund’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions and may affect the fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the fund’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government Securities – Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.
Valuation – Certain investments may be more difficult to value than other types of investments. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Class I2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class I2 shares because Class I2 shares have different expenses and are not subject to sales charges. Performance information for Class I2 shares will be included after the share class has been in operation for one complete calendar year.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/investments-fund-center or by calling 1-888-233-4339.
Prior to May 1, 2014, the fund had a different fixed-income sub-adviser and used different investment strategies. The performance set forth for the period prior to that date is attributable to that previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.69%
Worst Quarter:	6/30/2022	-11.91%

Average Annual Total Returns (periods ended December 31, 2023)
	1 Year	5 Years	10 Years	Inception Date
Class A				12/2/1994
Return before taxes	11.89%	8.83%	7.05%
Return after taxes on distributions	10.69%	7.60%	5.88%
Return after taxes on distributions and sale of fund shares	7.66%	6.80%	5.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since October 2015
Tyler A. Knight, CFA	Portfolio Manager	since October 2015
Brian W. Westhoff, CFA	Portfolio Manager	since May 2014
Sivakumar N. Rajan	Portfolio Manager	since May 2017
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Tim Snyder, CFA	Portfolio Manager	since May 2013
Raffaele Zingone, CFA	Portfolio Manager	since March 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
The fund does not currently offer Class I2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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